UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

        Date of Report (Date of earliest event reported) November 6, 2007

                             OrganiTECH U.S.A. INC.
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             (Exact name of registrant as specified in its charter)

       Delaware                    000-22151                     93-0969365
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(State or other jurisdiction     (Commission                    (IRS Employer
      of incorporation)          File Number)                 dentification No.)

          Yoqneam Industrial Area, P.O. Box 700, Yoqneam 20692, Israel
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          (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code 972-4-959-0515

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 - Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Lior Hessel resigned from the Registrant's Board of Directors on November 4, 2007. Mr. Hessel served as a director of the Registrant from July 1999. Mr. Hessel will continue to serve as an employee of the Registrant until February 15, 2008.

Mr. Yossi Hevron resigned from the Registrant's Board of Directors and from his position as Chairman of the Board of Directors on November 5, 2007, due to ill health. Mr. Hevron served as a director of the Registrant from August 2007.

On November 5, 2007, the Registrant's Board of Directors elected Mr. Gidi Sturlesi to its Board of Directors and appointed Mr. Sturlesi to replace Mr. Hevron as the Chairman of the Board of Directors, effective as of the same date.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         OrganiTECH U.S.A., INC.
                                                         (Registrant)
Date   November 6, 2007

                                                         By :/s/ Yaron Shalem
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                                                         (Signature)
                                                         Yaron Shalem
                                                         Chief Financial Officer